GENERAL	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

Perion Network Ltd. ("Perion") and its wholly-owned subsidiaries (collectively referred to as the "Company"), is a digital media company that provides products and services to consumers, focusing on second wave adopters. The Company's products include primarily: IncrediMail, a communication client; Smilebox, a photo sharing and social expression product and service; and Sweet IM, an instant messaging application. The Company generates revenues primarily through search, the sale of premium products and services, and advertising.
The Company was incorporated under the laws of Israel in 1999 and commenced operations in 2000.

In November 2011, the Company changed its name from IncrediMail Ltd. to Perion Network Ltd.
The Company has one major customer which accounted for 70%, 67% and 63% of total revenues, in 2010, 2011 and 2012, respectively. This customer represents 68% and 72% of total trade receivable as of December 31, 2011 and 2012, respectively. Losing this customer could cause a material adverse effect to the Company's results of operations and financial position. The major customer has limited termination rights. On December 27, 2010, the Company signed an agreement with the customer, effective January 1, 2011 through January 31, 2013. On January 31, 2013, the Company signed an amendment to the agreement extending the term of the agreement to May 31, 2013 to coincide with the expiration date of the current agreement between Sweet IM and Google. On April 24, 2013 the Company signed a new agreement with Google, combining the activity of the Company and that of SweetIM, under one agreement, while terminating the previous agreements both Company and SweetIM had, effective May 1, 2013, extending the term again for another two years ending April 30 2015.